Exhibit 99.1

EXECUTION COPY

PG&E Corporation
One Market Street, Spear Tower, Suite 2400
San Francisco, Ca  94105

AMENDMENT TO SECOND AMENDED AND RESTATED WAIVER AND AMENDMENT AGREEMENT

October 1, 2002

Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue, 25th Floor,
New York, NY  10019
The Lenders listed on Annex A hereto

Re: Amended and Restated Credit Agreement dated as of June 25, 2002, by and among PG&E Corporation, as borrower, the lenders party thereto, Lehman Commercial Paper Inc., as administrative agent, and Lehman Brothers Inc., as lead arranger and book manager (as amended, the “Credit Agreement”) and the Tranche A Interest Reserve Account Control Agreement and the Tranche B Interest Reserve Account Control Agreement

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Waiver and Amendment Agreement (the “Second Waiver and Amendment Agreement”) dated August 30, 2002, which amends and restates the Amended and Restated Waiver and Amendment Agreement, dated August 22, 2002, among the parties thereto.  Reference is also made to the Credit Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The parties agree as follows:

The Second Waiver and Amendment is amended as follows:

In the third paragraph thereof, the date “October 4, 2002” is revised to read “October 18, 2002.”

In paragraph (I)(j) thereof, the date “October 21, 2002” is revised to read “November 5, 2002.”

Paragraph (I)(a) is hereby amended to read as follows:

“notwithstanding anything provided to the contrary in the Credit Agreement, from the date hereof and until the Waiver Expiration Date, the Borrower shall not make any Investment or Capital Expenditure or make any other payment to any of its subsidiaries, except that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may make such Investment or Capital Expenditure, or payment to its subsidiaries, in an amount not to exceed $5,000,000 in the aggregate, provided, that nothing herein shall restrict the ability of the Borrower to make such Investment or Capital Expenditure in PGE Utility or payment to PGE Utility, in each case, as reasonably determined by the Borrower that such transaction is required by applicable Law or the Holding Company Conditions, and the Borrower hereby advises the Lenders that it believes such amount should be sufficient to discharge any of its obligations during the period between the date hereof and the Waiver Expiration Date;”

Except as amended in clauses (a), (b) and (c) above, the Second Waiver and Amendment remains in full force and effect.

The Borrower shall, as promptly as possible after the date hereof, file an SEC form 8-K disclosing the material terms and conditions of this Agreement and attaching thereto a copy of this Agreement.

The Borrower hereby agrees that if any additional Loans are made to the Borrower under the Credit Agreement as the same may be amended pursuant to the discussions currently taking place between the Borrower and the Tranche B Lenders, the Tranche B Lenders shall be offered the same pricing, fees and consideration to amend the terms of the Tranche B Loan as the lenders making such new loans (without taking into account any pricing, fees and consideration previously received by the Tranche B Lenders).

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to the conflict of law rules thereof (other than Section 5-1401 of the New York General Obligations Law). This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered by facsimile or otherwise shall be an original, but all of which shall together constitute on and the same instrument.

This Agreement shall become effective as of the date hereof when the Borrower, LLC, the Collateral Agent, and the required Tranche B Lenders shall have executed and delivered this Agreement, and received a fully executed counterpart copy, by facsimile or otherwise, of this Agreement.

Very truly yours,
PG&E CORPORATION

By:_______________________________
Name: Peter A. Darbee
Title: Senior Vice President & Chief
Financial Officer

PG&E NATIONAL ENERGY GROUP, LLC

By:_______________________________
Name:
Title:

Agreed and Accepted:

Administrative Agent:

LEHMAN COMMERCIAL PAPER INC.

By:
     Name:
     Title:

Lenders:

LEHMAN COMMERCIAL PAPER INC.

By:
      Name:

      Title:

      Date:

WILMINGTON TRUST COMPANY

By:
      Name:

      Title:

      Date:

DK ACQUISITION PARTNERS, L.P.

By:  M.H. Davidson & Co., its general partner

By:
      Name:

      Title:

      Date:

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.

WATERSHED CAPITAL PARTNERS (OFFSHORE), LTD.

WATERSHED CAPITAL PARTNERS, L.P.

By:  Watershed Asset Management, L.L.C., as its Investment Manager

By:
      Name:

      Title:

Collateral Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Collateral Agent under the Tranche B

Interest Reserve Account Control Agreement

By:
      Name:

      Title:

      Date:

DK ACQUISITION PARTNERS, L.P.

By:  M.H. Davidson & Co., its General Partner

By:
      Name:

      Title:

      Date:

OAK HILL SECURITIES FUND, L.P., as Lender

By:  Oak Hill Securities Gen Par, L.P., its General Partner

By:  Oak Hill Securities MGP, Inc., its General Partner

By:
      Name:

      Title:

      Date:

OAK HILL SECURITIES FUND II, L.P., as Lender

By:  Oak Hill Securities Gen Par II, L.P., its General Partner

By:   Oak Hill Securities MGP II, Inc., its General Partner

By:
      Name:

      Title:

      Date:

HBK MASTER FUND L.P.

By:
      Name:

      Title:

      Date: